No. ###

NEWPORT GOLD, INC.

(Incorporated under the laws of the State of Nevada)

######

SHARES

CUSIP #651875 10 6
ISIN# US6518751069

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless a compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933. The holder of this security must not sell to a U.S. person or over a U.S. market for a period of two years from the date shown on the certificate.

THIS IS TO CERTIFY THAT *SPECIMEN*

is the registered holder of * ###########*

fully paid up and non-assessable common shares with a par value of $0.001 per share of

NEWPORT GOLD, INC.

transferable only on the books of the Corporation by such registered holder or by attorney duly authorized upon surrender of this certificate properly endorsed.

This certificate shall not become valid until countersigned and registered by a Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the said Corporation has caused this certificate to be signed by its duly authorized officer.

Dated: ###

Countersigned and Registered
HERITAGE U.S. TRANSFER CORP.
Transfer Agent and Registrar

By ______________________________
Authorized Officer

Chief Executive Officer

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE BY HERITAGE U.S. TRANSFER CORP. OF TORONTO, ONTARIO, CANADA.

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE

____

____

____ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney,

to transfer the said common shares on the Books of the within-named Corporation, with full power of substitution in the premises.

Dated______________________________

____

In the presence of

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.